Supplement dated August 31, 2018, to the
Prospectus for your Variable Annuity
Issued by

ALLSTATE LIFE INSURANCE COMPANY
ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

This supplement amends certain disclosure contained in the prospectus for your variable annuity contract issued by Allstate Life Insurance Company or Allstate Life Insurance Company of New York. Your variable annuity contract does not offer all of the variable sub-accounts described below. Please check your annuity prospectus to determine which of the following changes affect the annuity contract that you own.

Portfolio Closures

Effective at the close of business October 17, 2018 (the Closure Date), the Variable Sub-Accounts investing in the following Portfolios will be closed for purchase payment allocations and transfers of Contract Value:

Morgan Stanley VIS European Equity Portfolio – Class X
Morgan Stanley VIS Limited Duration Portfolio – Class X

Morgan Stanley VIS European Equity Portfolio – Class Y
Morgan Stanley VIS Limited Duration Portfolio – Class Y

As of the Closure Date, no additional purchase payments (including any type of systematic payment or rebalancing) or any transfers of Contract Value into the Sub-Accounts investing in these Portfolios will be accepted even if you already have Contract Value invested in those Sub-Accounts.

Portfolio Liquidations

The Morgan Stanley VIS European Equity Portfolio – Class X and Class Y, and the Morgan Stanley VIS Limited Duration Portfolio – Class X and Class Y are currently scheduled to be liquidated on or about October 19, 2018, subject to shareholder approval. This date could be delayed if necessary as determined by a Portfolio’s management.

As of the date these liquidations take place (the Liquidation Date), the Portfolio(s) will no longer be available under your Annuity Contract, and any Contract Value allocated to the Sub-Account investing in the liquidated Portfolio will be transferred, as of the close of business on the Liquidation Date to the Sub-account investing in the Default Transfer Portfolio, as follows:

Liquidated Portfolio	Default Transfer Portfolio

Morgan Stanley VIS European Equity Portfolio – Class X	Fidelity® VIP Government Money Market Portfolio – Initial Class
Morgan Stanley VIS Limited Duration Portfolio – Class X	Fidelity® VIP Government Money Market Portfolio – Initial Class

Morgan Stanley VIS European Equity Portfolio – Class Y	Fidelity® VIP Government Money Market Portfolio – Service Class 2
Morgan Stanley VIS Limited Duration Portfolio – Class Y	Fidelity® VIP Government Money Market Portfolio – Service Class 2

Other Potential Impacts on Contracts

After the Liquidation Date, the Liquidated Portfolios will no longer exist and, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates a Sub-Account investing in any of the above Liquidated Portfolios will be deemed instruction for the Sub-Account investing in the respective Default Transfer Portfolio shown above. This includes, but is not limited to, instructions for systematic withdrawals, Dollar Cost Averaging, and Auto Rebalancing.

Additionally, if the Liquidated Portfolio is part of an asset allocation model for your Contract, you may need to make a new election of an available portfolio within the asset allocation model for the model to continue to operate for your Contract following the Liquidation Date.

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You may wish to consult with your financial professional about the impact of the liquidations on any allocation instructions and asset allocation models in effect for your Contract.

Options for affected Contract Value

You can transfer out of the Sub-Accounts invested in the Liquidated Portfolios any time prior to the Liquidation Date. Such transfers will be free of charge and will not count as one of your annual free transfers under your Annuity Contract.

Also, for a period of 60 days after the Liquidation Date, any Contract Value that was transferred to the Sub-Account investing in a Default Transfer Portfolio due to the liquidation can be transferred to another investment option free of charge and will not count as one of your annual free transfers.

You should note that any Portfolio into which you make a transfer will be subject to the transfer limitations described in your prospectus.

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed before or after the Liquidation Date. Please refer to your prospectus for detailed information about available investment options.

If you have any questions, please contact your financial professional or our Variable Annuities Service Center at (800) 457-7617. Our representatives are available to assist you Monday through Friday between 7:30 a.m. and 5:00 p.m. Central time.

Please keep this supplement together with your prospectus for future reference. No other action is required of you.

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